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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported)         August 13, 1997
                                                -----------------------------


                    INTELECT COMMUNICATIONS SYSTEMS LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


           0-11630                                       N/A
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    (Commission File Number)            (I.R.S. Employer Identification No.)


1100 Executive Drive, Richardson, Texas                   75081
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(Address of Principal Executive Offices)                (Zip Code)


                                 (972) 367-2100
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              (Registrant's Telephone Number, Including Area Code)


                                     N/A
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                 (Former Address, if Changed Since Last Report)




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Item 4. Changes in Registrant's Certifying Accountant.

        (a) Previous independent accountants

            (i) The term of the Registrant's current independent auditors, KPMG Peat Marwick, Chartered Accountants, Hamilton, Bermuda ("KPMG"), expired at the annual general meeting of the Registrant's shareholders held August 13, 1997.

            (ii) The KPMG report dated April 9, 1997 on the consolidated financial statements of the Registrant for the year ended December 31, 1996 (the "KPMG Report") noted that the consolidated financial statements and financial statement schedule accompanying the report were prepared assuming that the Registrant would continue as a going concern. The KPMG Report further noted that as discussed in Note 1 to the consolidated financial statements, the Registrant has suffered recurring losses from continuing operations and is dependent upon the successful development and commercialization of its products and its ability to secure adequate sources of capital until the Registrant is operating profitably. The KPMG Report noted that these matters raise substantial doubt about the Registrant's ability to continue as a going concern, and that management's plans with regard to these matters were described in Note 1 to the consolidated financial statements.

            (iii) The Registrant's Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Registrant, has requested Arthur Andersen LLP ("Arthur Andersen") to act as independent auditors of the Registrant for the 1997 fiscal year, subject to shareholder approval, in replacement of KPMG.

            (iv) During the two years ended December 31, 1995 and December 31, 1996 and the subsequent interim period through the date hereof, there were no "disagreements" between the Registrant and KPMG as described in Item 304(a)(1)(iv) of Regulation S-K.

            (v) The Registrant has requested KPMG to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 14, 1997 is filed as Exhibit 16 to this Form 8-K.


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        (b) New independent accountants

            (i) The Registrant engaged Arthur Andersen as its new independent accountants, subject to approval by the Registrant's shareholders at their August 13, 1997 annual meeting. During the two most recent fiscal years and the subsequent interim period through the date hereof, the Registrant has not consulted with Arthur Andersen (1) regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of an audit opinion that might be rendered on the Registrant's financial statements, or (2) concerning the subject matter of a disagreement with KPMG (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)).


Item 7. Financial Statements and Exhibits

        (c) Exhibits:

        *16 -    Letter from KPMG Peat Marwick



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* - Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTELECT COMMUNICATIONS SYSTEMS LIMITED
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                                                      (Registrant)



      August 18, 1997                  By:  /s/ Herman M. Frietsch
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      Date                                      Herman M. Frietsch
                                                Chairman of the Board and CEO






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                               INDEX TO EXHIBITS

EXHIBIT
NO.                  DESCRIPTION
-------              -----------
EX 16                LETTER FROM KPMG PEAT MARWICK